Exhibit 32.1

CERTIFICATION PURSUANT

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Seifi Ghasemi, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Rockwood Specialties Group, Inc. for the fiscal quarter ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Rockwood Specialties Group, Inc..

Date: November 15, 2004
/s/ SEIFI GHASEMI
Seifi Ghasemi
Chairman and Chief Executive Officer